Exhibit 99.(a)(39)

MORGAN STANLEY INSTITUTIONAL FUND, INC.

ARTICLES SUPPLEMENTARY

MORGAN STANLEY INSTITUTIONAL FUND, INC., a Maryland corporation (the “Corporation”), does hereby certify to the State Department of Assessments and Taxation of Maryland (the “Department”) that:

FIRST:  The Corporation is registered as an open-end investment company under the Investment Company Act of 1940.

SECOND:  The Board of Directors of the Corporation (the “Board of Directors”), at a meeting duly convened and held on June 25-26, 2008, adopted resolutions which:

(a)           authorized the elimination of two (2) portfolios of common stock of the Corporation, each portfolio consisting of four (4) classes, designated as Disciplined Large Cap Value Active Extension Portfolio – Class I, Disciplined Large Cap Value Active Extension Portfolio – Class P, Disciplined Large Cap Value Active Extension Portfolio – Class H, Disciplined Large Cap Value Active Extension Portfolio – Class L, Systematic Large Cap Core Active Extension Portfolio – Class I, Systematic Large Cap Core Active Extension Portfolio – Class P, Systematic Large Cap Core Active Extension Portfolio – Class H and Systematic Large Cap Core Active Extension Portfolio – Class L (collectively, the “Liquidated Portfolios”), none of which portfolios or classes have any shares outstanding; and

(b)           authorized the reduction to zero of the number of shares of common stock classified as shares of each of the Liquidated Portfolios.

THIRD:  The reduction to zero of the number of shares of each of the Liquidated Portfolios results in the decrease in the aggregate number of shares of common stock which the Corporation has authority to issue from twenty-five billion (25,000,000,000) shares of common stock to twenty-one billion (21,000,000,000) shares of common stock.

FOURTH:  As of immediately before the decrease in the number of authorized shares of the Liquidated Portfolios and the aggregate number of authorized shares of stock of all classes, as set forth above, the total number of shares of stock of all classes that the Corporation had authority to issue was twenty-five billion (25,000,000,000) shares of common stock, having an aggregate par value of twenty-nine million dollars ($29,000,000) and designated and classified in the following portfolios and classes:

NAME OF CLASS	NUMBER OF SHARES OF COMMON STOCK CLASSIFIED AND ALLOCATED

Active International Allocation Portfolio – Class I	500,000,000	shares
Active International Allocation Portfolio – Class P	500,000,000	shares
Capital Growth Portfolio – Class I	500,000,000	shares
Capital Growth Portfolio – Class P	500,000,000	shares

Disciplined Large Cap Value Active Extension Portfolio – Class I	500,000,000	shares
Disciplined Large Cap Value Active Extension Portfolio – Class P	500,000,000	shares
Disciplined Large Cap Value Active Extension Portfolio – Class H	500,000,000	shares
Disciplined Large Cap Value Active Extension Portfolio – Class L	500,000,000	shares
Emerging Markets Debt Portfolio – Class I†	500,000,000	shares
Emerging Markets Debt Portfolio – Class P†	500,000,000	shares
Emerging Markets Debt Portfolio – Class H†	500,000,000	shares
Emerging Markets Debt Portfolio – Class L†	500,000,000	shares
Emerging Markets Portfolio – Class I	500,000,000	shares
Emerging Markets Portfolio – Class P	500,000,000	shares
Focus Growth Portfolio – Class I	500,000,000	shares
Focus Growth Portfolio – Class P	500,000,000	shares
Global Franchise Portfolio – Class I	500,000,000	shares
Global Franchise Portfolio – Class P	500,000,000	shares
Global Real Estate Portfolio – Class I	500,000,000	shares
Global Real Estate Portfolio – Class P	500,000,000	shares
Global Real Estate Portfolio – Class H	500,000,000	shares
Global Real Estate Portfolio – Class L	500,000,000	shares
Global Value Equity Portfolio – Class I	500,000,000	shares
Global Value Equity Portfolio – Class P	500,000,000	shares
International Equity Portfolio – Class I	500,000,000	shares
International Equity Portfolio – Class P	500,000,000	shares
International Growth Active Extension Portfolio – Class I	500,000,000	shares
International Growth Active Extension Portfolio – Class P	500,000,000	shares
International Growth Active Extension Portfolio – Class H	500,000,000	shares
International Growth Active Extension Portfolio – Class L	500,000,000	shares
International Growth Equity Portfolio – Class I	500,000,000	shares
International Growth Equity Portfolio – Class P	500,000,000	shares
International Magnum Portfolio – Class I	500,000,000	shares
International Magnum Portfolio – Class P	500,000,000	shares
International Real Estate Portfolio – Class I	500,000,000	shares
International Real Estate Portfolio – Class P	500,000,000	shares
International Small Cap Portfolio – Class I	1,000,000,000	shares
Large Cap Relative Value Portfolio – Class I	500,000,000	shares
Large Cap Relative Value Portfolio – Class P	500,000,000	shares
Small Company Growth Portfolio – Class I	500,000,000	shares
Small Company Growth Portfolio – Class P	500,000,000	shares
Systematic Large Cap Core Active Extension Portfolio – Class I	500,000,000	shares
Systematic Large Cap Core Active Extension Portfolio – Class P	500,000,000	shares
Systematic Large Cap Core Active Extension Portfolio – Class H	500,000,000	shares
Systematic Large Cap Core Active Extension Portfolio – Class L	500,000,000	shares
U.S. Real Estate Portfolio – Class I	500,000,000	shares
U.S. Real Estate Portfolio – Class P	500,000,000	shares
U.S. Small/Mid Cap Value Portfolio – Class I	500,000,000	shares
U.S. Small/Mid Cap Value Portfolio – Class P	500,000,000	shares
Total	25,000,000,000	shares

†

The par value of all shares of common stock of all portfolios and classes that the Corporation has authority to issue is $0.001 per share, with the exception of the shares of common stock classified as Emerging Markets Debt Portfolio – Class I, Emerging Markets Debt Portfolio – Class P, Emerging Markets Debt Portfolio – Class H and Emerging Markets Debt Portfolio Class L, which have a par value of $0.003 per share.

FIFTH:  After giving effect to the decrease in the number of authorized shares of stock of the Liquidated Portfolios and the aggregate number of authorized shares of stock of all classes, as set forth above, the total number of shares of stock of all classes that the Corporation has authority to issue is twenty-one billion (21,000,000,000) shares of common stock, having an aggregate par value of twenty-five million dollars ($25,000,000) and designated and classified in the following portfolios and classes:

NAME OF CLASS	NUMBER OF SHARES OF COMMON STOCK CLASSIFIED AND ALLOCATED

Active International Allocation Portfolio – Class I	500,000,000	shares
Active International Allocation Portfolio – Class P	500,000,000	shares
Capital Growth Portfolio – Class I	500,000,000	shares
Capital Growth Portfolio – Class P	500,000,000	shares
Emerging Markets Debt Portfolio – Class I†	500,000,000	shares
Emerging Markets Debt Portfolio – Class P†	500,000,000	shares
Emerging Markets Debt Portfolio – Class H†	500,000,000	shares
Emerging Markets Debt Portfolio – Class L†	500,000,000	shares
Emerging Markets Portfolio – Class I	500,000,000	shares
Emerging Markets Portfolio – Class P	500,000,000	shares
Focus Growth Portfolio – Class I	500,000,000	shares
Focus Growth Portfolio – Class P	500,000,000	shares
Global Franchise Portfolio – Class I	500,000,000	shares
Global Franchise Portfolio – Class P	500,000,000	shares
Global Real Estate Portfolio – Class I	500,000,000	shares
Global Real Estate Portfolio – Class P	500,000,000	shares
Global Real Estate Portfolio – Class H	500,000,000	shares
Global Real Estate Portfolio – Class L	500,000,000	shares
Global Value Equity Portfolio – Class I	500,000,000	shares
Global Value Equity Portfolio – Class P	500,000,000	shares
International Equity Portfolio – Class I	500,000,000	shares
International Equity Portfolio – Class P	500,000,000	shares
International Growth Active Extension Portfolio – Class I	500,000,000	shares
International Growth Active Extension Portfolio – Class P	500,000,000	shares
International Growth Active Extension Portfolio – Class H	500,000,000	shares
International Growth Active Extension Portfolio – Class L	500,000,000	shares
International Growth Equity Portfolio – Class I	500,000,000	shares
International Growth Equity Portfolio – Class P	500,000,000	shares
International Magnum Portfolio – Class I	500,000,000	shares
International Magnum Portfolio – Class P	500,000,000	shares

International Real Estate Portfolio – Class I	500,000,000	shares
International Real Estate Portfolio – Class P	500,000,000	shares
International Small Cap Portfolio – Class I	1,000,000,000	shares
Large Cap Relative Value Portfolio – Class I	500,000,000	shares
Large Cap Relative Value Portfolio – Class P	500,000,000	shares
Small Company Growth Portfolio – Class I	500,000,000	shares
Small Company Growth Portfolio – Class P	500,000,000	shares
U.S. Real Estate Portfolio – Class I	500,000,000	shares
U.S. Real Estate Portfolio – Class P	500,000,000	shares
U.S. Small/Mid Cap Value Portfolio – Class I	500,000,000	shares
U.S. Small/Mid Cap Value Portfolio – Class P	500,000,000	shares
Total	21,000,000,000	shares

†

The par value of all shares of common stock of all portfolios and classes that the Corporation has authority to issue is $0.001 per share, with the exception of the shares of common stock classified as Emerging Markets Debt Portfolio – Class I, Emerging Markets Debt Portfolio – Class P, Emerging Markets Debt Portfolio – Class H and Emerging Markets Debt Portfolio Class L, which have a par value of $0.003 per share.

SIXTH:  The number of shares of stock of the Liquidated Portfolios, and the aggregate number of shares of stock of all classes, that the Corporation has authority to issue, has been decreased by the Board of Directors in accordance with Section 2-105(c) of the Maryland General Corporation Law.

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IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its President and attested to on its behalf by its Secretary on this 13th day of October, 2008.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

By:	/s/ Randy Takian
Randy Takian
President

ATTEST:

/s/ Mary E. Mullin
Mary E. Mullin
Secretary

THE UNDERSIGNED, President of MORGAN STANLEY INSTITUTIONAL FUND, INC., who executed on behalf of the Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

/s/ Randy Takian
Randy Takian
President